The Peck Company Holdings, Inc. Reclassifies Certain Items and Simplifies Third Quarter 2019 Financial Statements Included In Its November 12, 2019 Press Release

SOUTH BURLINGTON, VT--(BUSINESS WIRE)-- The Peck Company Holdings, Inc. (NASDAQ:PECK), a leading commercial solar engineering, procurement and construction (“EPC”) company (the “Company”), decided upon the recommendation of its auditor to reclassify certain due to/due from stockholder agreements to present the net financial balances at September 30, 2019. In addition, the Company modified its Condensed Statement of Changes in Stockholders’ Equity (unaudited) for simplification purposes. Such information has been included in the Company’s Quarterly Report for the third quarter ended September 30, 2019 (the “Form 10-Q”), but was not reflected in the financial statements included in the press release dated November 12, 2019, which reported the Company’s third quarter 2019 results.

There were no changes to the revenue or income previously reported in such press release.

The Peck Company Holdings, Inc.

Condensed Balance Sheets (Unaudited)

September 30, 2019 and December 31, 2018

	September 30, 2019	December 31, 2018
Assets
Current Assets:
Cash	$28,700	$313,217
Accounts receivable, net of allowance	7,157,760	2,054,413
Costs and estimated earnings in excess of billings	3,427,990	718,984
Due from stockholders	0	2,858
Other current assets	210,852	0
Total current assets	10,825,302	3,089,472

Property and equipment:
Building and improvements	672,727	666,157
Vehicles	1,283,364	1,147,371
Tools and equipment	517,601	493,760
Solar arrays	6,386,025	6,386,025
	8,859,717	8,693,313
Less accumulated depreciation	(2,037,996)	(1,571,774)
	6,821,721	7,121,539
Other Assets:
Captive insurance investment	140,875	80,823
Due from stockholders	0	250,000
Cash surrender value - life insurance	279,219	224,530
	420,094	555,353
Total assets	$18,067,117	$10,766,364

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable	$3,580,982	$1,495,785
Accrued expenses	289,002	236,460
Billings in excess of costs and estimated earnings on uncompleted contracts	826,012	180,627
Accrued losses on contract in progress	0	9,128
Due to stockholders	442,489	33,463
Line of credit	5,000,000	972,524
Current portion of deferred compensation	27,057	27,057
Current portion of long-term debt	443,453	410,686
Total current liabilities	10,608,995	3,365,730

Long-term liabilities:
Deferred compensation, net of current portion	96,546	116,711
Deferred tax liability	1,527,311	0
Long-term debt, net of current portion	2,076,750	2,212,885
	3,700,507	2,329,596
Commitments and contingencies

Stockholders’ equity:
Preferred stock - $0.0001 par value 1,000,000 shares authorized, 0 issued and outstanding	0	0
Common stock - $0.0001 par value 49,000,000 shares authorized, 5,474,695 shares issued and outstanding and 3,234,301 shares issued and outstanding as of September 30, 2019 and December 31, 2018	547	323
Additional paid-in capital	423,306	552,630
Retained earnings	3,333,762	4,518,085
	3,757,615	5,071,038
	$18,067,117	$10,766,364

The Peck Company Holdings, Inc.

Condensed Statements of Operations (Unaudited)

For the three months and nine months ended September 30, 2019 and 2018

	Three Months ended		Nine Months ended
	September 30,		September 30,
	2019	2018	2019	2018

Earned revenue	$11,749,580	$3,991,209	21,878,170	$13,023,359
Cost of earned revenue	10,308,936	2,885,146	17,846,681	9,882,268
Gross profit	1,440,644	1,106,063	4,031,489	3,141,091

Warehousing and other operating expenses	294,154	182,193	1,034,965	534,279
General and administrative expenses	967,196	380,153	1,980,886	1,225,948
Total operating expenses	1,261,350	562,346	3,015,851	1,760,227
Operating income	179,294	543,717	1,015,638	1,380,864

Other expenses
Interest expense	(54,671)	(49,785)	(158,217)	(91,639)

Income before income taxes	124,623	496,932	857,421	1,289,225
Provision for income taxes	48,468	0	1,555,330	250

Net income (loss)	$76,155	$496,932	$(697,909)	$1,288,975

Weighted average shares outstanding:
Basic	5,474,695	3,234,501	4,071,497	3,234,501
Diluted	5,474,695	3,234,501	4,071,497	3,234,501

Income (loss) per common share:
Basic	$0.01	$0.15	$(0.17)	$0.40
Diluted	$0.01	$0.15	$(0.17)	$0.40

PRO FORMA (C-corporation basis) (Note 1m)
Income tax expense	$48,468	$137,750	$237,677	$357,373
Net Income	76,155	359,182	619,744	931,852

Weighted average shares outstanding
Basic	5,474,695	3,234,501	4,071,497	3,234,501
Diluted	5,474,695	3,234,501	4,071,497	3,234,501

Income (loss) per common share:
Basic	$0.01	$0.11	$0.15	$0.29
Diluted	$0.01	$0.11	$0.15	$0.29

The Peck Company Holdings, Inc.

Condensed Statement of Changes in Stockholders’ Equity (Unaudited)

September 30, 2019

			Additional
	Common Stock		Paid-In	Retained
	Shares	Amounts	Capital	Earnings	Total

Balance as of January 1, 2019	3,234,501	$323	$552,630	$4,518,085	$5,071,038

Cash distributions to stockholders in 2019 prior to June 20	0	0	0	(486,414)	(486,414)

Conversion of Rights to common shares	420,712	42	0	0	42

Combination with Peck Electric Co.	1,819,482	182	(182)	0	0

Recapitalization costs	0	0	(128,918)	0	(128,918)

Net (loss)	0	0	0	(774,064)	(774,064)

Ending Balance, June 30, 2019	5,474,695	547	423,530	3,257,607	3,681,684

Recapitalization costs	0	0	(224)

Net Income				76,155	76,155
Ending Balance, September 30, 2019	5,474,695	$547	$423,306	$3,333,762	$3,757,615

The Peck Company Holdings, Inc.

Condensed Statement of Changes in Stockholders’ Equity (Unaudited)

September 30, 2018

			Additional
	Common Stock		Paid-In	Retained
	Shares	Amounts	Capital	Earnings	Total

Balance as of January 1, 2018	200	$6,000	$546,953	$3,955,942	$4,508,895

Net income	0	0	0	787,793	793,793

Ending Balance, June 30, 2018	200	6,000	546,953	4,743,735	5,296,688

Net Income				496,932	496,932
Ending Balance, September 30, 2018	200	$6,000	$546,953	$5,240,667	$5,793,620

The Peck Company Holdings, Inc.

Condensed Statements of Cash Flows (Unaudited)

For the Nine Months Ended September 30, 2019 and 2018

	September 30, 2019	September 30, 2018
Cash flows from operating activities
Net (loss) income	$(697,909)	$1,288,975

Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation	466,222	296,125
Provision for deferred income taxes	1,527,311	0

Changes in operating assets and liabilities:
Accounts receivable	(5,103,347)	391,852
Prepaid expenses	(210,852)	(63,340)
Costs and estimated earnings in excess of billings	(2,709,006)	404,099
Cash surrender value - life insurance	(54,689)	0
Accounts payable	2,085,197	(1,290,484)
Accrued expenses	52,542	(176,957)
Billings in excess of costs and estimated earnings on uncompleted contracts	645,385	(254,183)
Accrued losses on contract in progress	(9,128)	0
Due to stockholders	438,070	0
Deferred compensation	(20,165)	0
Net cash (used in) provided by operating activities	(3,590,369)	596,087

Cash flows from investing activities:
Purchase of solar arrays and equipment	(39,243)	(2,587,041)
Loan to stockholder	(43,000)	(250,000)
Investment in captive insurance	(60,063)	(43,340)
Net cash used in investing activities	(142,295)	(2,880,381)

Cash flows from financing activities:
Net borrowings on line of credit	4,027,476	1,233,836
Proceeds from long-term debt	0	645,525
Payments of long-term debt	(230,629)	0
Recapitalization costs paid	(129,100)	0
Stockholder distributions paid	(219,600)	(137,494)
Net cash provided by financing activities	3,448,147	1,741,867
Net decrease in cash	(284,517)	(542,427)
Cash, beginning of period	313,217	760,781
Cash, end of period	$28,700	$218,354

Supplemental disclosure of cash flow information

Cash paid during the year for:
Interest	$158,217	$91,639
Income taxes	5,859	250
Supplemental disclosure of non-cash investing and financing activities

2019
Four vehicles were purchased and financed for $127,161.
The Company accrued S-corporation distributions which have not been paid of $266,814.

2018
One vehicle was purchased and financed for $39,790

The accompanying notes found in the recently filed Form10-Q are an integral part of these unaudited condensed consolidated financial statements.

About The Peck Company Holdings, Inc.

Headquartered in South Burlington, VT, The Peck Company Holdings, Inc. is a 2nd-generation family business founded in 1972 and rooted in values that align people, purpose, and profitability. Ranked by Solar Power World as one of the leading commercial solar contractors in the Northeastern United States, the Company provides EPC services to solar energy customers for projects ranging in size from several kilowatts for residential properties to multi-megawatt systems for large commercial and utility scale projects. The Company has installed over 125 megawatts worth of solar systems since it started installing solar in 2012 and continues its focus on profitable growth opportunities. Please visit www.peckcompany.com for additional information.

IR Contact:

J. Charles Assets

Jay Hetrick

407-627-0169

jayhetrick@jcharlesassets.com

JCharlesAssets.com